Exhibit 99.2

JANEL CORPORATION

UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

The transaction (the “Transaction”) contemplated by the Stock Purchase Agreement (the "Agreement") by and among, Janel Corporation, (the ”Company”) and Liberty International Inc. (“Liberty”) closed on September 14, 2015.

The following unaudited pro forma financial information for the Company and Liberty are attached hereto:

Unaudited pro forma condensed balance sheet at June 30, 2015, presenting the balance sheets of the Company and Liberty, giving effect to the Transaction, as if it had closed on October 1, 2014

Unaudited pro forma condensed income statement for the nine months ended June 30, 2015 and the fiscal year ended September 30, 2014, presenting the statements of income of the Company and Liberty giving effect to the Transaction as if it had closed on October 1, 2014 and 2013 respectively.

In presenting the pro forma financial information, we have adjusted the historical financial information to give effect to pro forma events that are (1) attributable directly to the Transaction, (2) factually supportable, and (3) with respect to the statement of operations, expected to have a continuing impact on the results. Accordingly, we have adjusted the historical financial statements to give effect to the following:

•	An estimated increase in bank borrowings used for the purchase price and additional working capital for Liberty.
•	A charge to income for the additional interest expense associated with the increase in bank borrowings.
•	A charge to income for the costs associated with the acquisition ($63,595).
•	A charge to income for the estimated amortization of the intangible assets.

The Transaction will be accounted for under the acquisition method of accounting in accordance with the authoritative guidance of the Financial Accounting Standards Board for generally accepted accounting principles in the United States with the Company treated as the accounting acquirer. The allocation of the purchase price is preliminary and is dependent upon certain valuations that have not progressed to a stage where there is sufficient information to make a final allocation. Accordingly, the final acquisition accounting adjustments may be materially different from the unaudited pro forma adjustments presented herein.

You should read this information in conjunction with:

•	The accompanying notes to the unaudited pro forma condensed financial information.
•	The Company’s Form 10-K for the fiscal year ended September 30, 2014 and Form 10-Q for the nine months ended June 30, 2015.
•	The Company’s Current Report on Form 8-K dated September 21, 2015.
•	Liberty’s separate audited financial statements as of and for the years ended September 30, 2014 and 2013 included in Exhibit 99.1 hereto and its unaudited financial statements as of and for the nine months ended June 30, 2015 included in Exhibit 99.1 hereto.

The unaudited pro forma condensed financial information has been prepared for informational purposes only. The unaudited pro forma adjustments represent management's estimates based on information available at this time. The unaudited pro forma condensed financial information is not necessarily indicative of what the financial position or results of operations actually would have been had the Transactions been completed at the dates indicated. In addition, the unaudited pro forma condensed financial information does not purport to project the future financial position or operating results of the combined company.

JANEL Corporation

PROFORMA BALANCE SHEET

(Unaudited)

	JANEL	Liberty			Combined
	June 30,	June 30,			Proforma
	2015	2015	Proforma		June 30,
	Historical	Historical	Adjustments		2015
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	323,580	184,876			508,456
Accounts receivable, net of allowance for doubtful accounts of accounts of $168,629 and $0 respectively	9,870,703	3,178,209	-		13,048,912
Loans receivable - other		-	-		-
Prepaid expenses and sundry current assets	162,060	14,919	-		176,979
Assets of discontinued operations	-	-	-		-
Total current assets	10,356,343	3,378,004	-		13,734,347

PROPERTY AND EQUIPMENT, NET	73,468	187,467	-		260,935
OTHER ASSETS:
Security deposits	99,658	34,024	-		133,682
Intangible assets	6,926,795	-	1,358,504	A	8,285,299
Goodwill	-		881,586	A	881,586
Total other assets	7,026,453	34,024	2,240,090		9,300,567
Total assets	17,456,264	3,599,495	2,240,090		23,295,849

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Note payable - bank	2,950,306		2,500,000	B	5,450,306
Note payable - other	-				-
Accounts payable - trade	9,417,308	3,363,920			12,781,228
Accrued expenses and other current liabilities	597,179	47,160	185,470	C	829,809
Current portion of long-term debt - related party	488,595	-			488,595
Assets of discontinued operations	-	-	-		-
Total current liabilities	13,453,388	3,411,081	2,685,470		19,549,939

LONG-TERM DEBT - RELATED PARTY	905,217	-			905,217
DEFERRED COMPENSATION	78,568	-	-		78,568
Total other liabilities	983,785	-	-		983,785

SHAREHOLDERS' EQUITY:
Preferred Stock	28	-			28
Common stock	560	1,000	(1,000	) D	560
Paid-in capital	8,367,488	25,000	(25,000	) D	8,367,488
Retained earnings	(5,348,985)	162,414	(419,380	) C & D	(5,605,951)

Total shareholders' equity	3,019,091	188,414	(445,380)		2,762,125
Total liabilities shareholders' equity	17,456,264	3,599,495	2,240,090		23,295,848

See notes to the unaudited proforma consolidated financial statements

NOTES:

A.	Reflects the allocation of the purchase price. The purchase price includes cash paid at closing in the amount of $2,500,000 less the elimination of equity and retained earnings of Liberty in the amount of $188,414. The allocation of the purchase price is preliminary and therefore subject to change.

Total purchase price	2,311,586
Less: Net assets acquired:
Intangible assets	1,430,000
Goodwill	881,586

The intangible assets is net of an estimated $71,500 of accumulated amortization for the nine months ended June 30, 2015.

B.	Estimate of additional bank borrowings used for the purchase price and additional working capital for Liberty.
C.	Acquisition and interest costs.
D.	Elimination of Stockholders' equity.

JANEL CORPORATION

PROFORMA STATEMENT OF OPERATIONS

(Unaudited)

	JANEL	Liberty			Combined
	Nine Months Ended	Nine Months Ended			Nine Months Ended
	June 30,	June 30,			Proforma
	2015	2015	Proforma		June 30,
	Historical	Historical	Adjustments		2015

REVENUES	$47,182,227	$19,532,586	$-		$66,714,813
COST AND EXPENSES:
Forwarding expenses	39,203,833	17,060,888	-		56,264,721
Selling, general and administrative	7,020,382	2,455,038	63,595	A	9,539,015
Depreciation and amortization	238,135	49,776	71,496	B	359,407
TOTAL COSTS AND EXPENSES	46,462,350	19,565,701	135,091		66,163,142

INCOME (LOSS) FROM CONTINUING OPERATIONS	719,877	(33,114)	(135,091)		551,672

OTHER ITEMS:
Interest expense, net of interest and dividend income	(373,612)	(547)	(121,875	) C	(496,034)
TOTAL OTHER ITEMS	(373,612)	(547)	(121,875)		(496,034)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	346,265	(33,661)	(256,966)		55,638
Income taxes	25,773	-	-		25,773

NET INCOME (LOSS) FROM CONTINUING OPERATIONS	320,492	(33,661)	(256,966)		29,865

Loss from discontinued operations	(128,129)	-	-		(128,129)

NET INCOME (LOSS)	192,363	(33,661)	(256,966)		(98,264)
Preferred stock dividends	180,940	-	-		180,940

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	11,423	(33,661)	(256,966)		(279,204)

See notes to the unaudited proforma consolidated financial statements

NOTES:

A.	Acquisition costs.
B.	Estimated $71,496 of amortization expense for the nine months ended June 30, 2015.
C.	Estimated interest expense associated with the additional financing used to purchase Liberty at 6.5%

JANEL CORPORATION
PROFORMA STATEMENT OF OPERATIONS
(Unaudited)

	JANEL	Liberty			Combined
	Year Ended	Year Ended			Year Ended
	September 30,	September 30,			Proforma
	2014	2014	Proforma		September 30,
	Historical	Historical	Adjustments		2014

REVENUES	$47,940,095	$30,023,030	$-		$77,963,125
COST AND EXPENSES:
Forwarding expenses	41,390,621	26,298,815			67,689,436
Selling, general and administrative	6,618,289	3,738,917	63,595	A	10,420,801
Depreciation and amortization	28,315	-	95,328	B	123,643
TOTAL COSTS AND EXPENSES	48,037,225	30,037,732	158,923		78,233,880

LOSS From Continuing Operations	(97,130)	(14,702)	(158,923)		(270,755)

OTHER ITEMS:
Interest expense, net of interest and dividend income	(144,239)	(592)	(162,500	) C	(307,331)
Other income or loss	-	7,907	-		7,907
TOTAL OTHER ITEMS	(144,239)	7,315	(162,500)		(299,424)

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(241,369)	(7,387)	(321,423)		(570,179)
Income taxes	22,000	-	-		22,000

NET LOSS FROM CONTINUING OPERATIONS	(263,369)	(7,387)	(321,423)		(592,179)
Loss from discontinued operations	(71,824)	-	-		(71,824)

NET LOSS	(335,193)	(7,387)	(321,423)		(664,003)
Preferred stock dividends	27,262	-	-		27,262

NET LOSS AVAILABLE TO COMMON SHAREHOLDERS	(362,455)	(7,387)	(321,423)		(691,265)

See notes to the unaudited proforma consolidated financial statements

NOTES:

A.	Acquisition costs
B.	Estimated $95,328 of amortization expense for the fiscal year ended September 30, 2015.
C.	Estimated interest expense associated with the additional financing used to purchase Liberty at 6.5%